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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): September 14, 1999
                                                        ------------------




                      CHARTER COMMUNICATIONS HOLDINGS, LLC
                      ------------------------------------
              CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
              ---------------------------------------------------
           (Exact name of registrants as specified in their charters)


                                    Delaware
                                    --------
                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


                                                               43-1843179
                                                               ----------
          333-77499                                            43-1843177
          ---------                                            ----------
   Commission File Number                                   (Federal Employer
                                                          Identification Number)


12444 Powerscourt Drive - Suite 400
St. Louis, Missouri                                               63131
- -------------------                                               -----
(Address of Principal Executive Offices)                        (Zip Code)

(Registrant's telephone number, including area code)            (314) 965-0555


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ITEM 2   ACQUISITION OF ASSETS.

         On September 14, 1999, Charter Communications Operating, LLC (Charter Operating), a wholly owned subsidiary of Charter Communications Holdings, LLC (Charter Holdings) completed its acquisition of Rifkin Acquisition Partners, L.L.L.P. (Rifkin Acquisition Partners) and InterLink Communications Partners, LLLP (InterLink and collectively with Rifkin Acquisition Partners referred to as "Rifkin" herein) for an aggregate purchase price of $1.46 billion, consisting of $1.2 billion in cash, $133.3 million in equity interests of Charter Communications Holding Company, LLC, parent of Charter Holdings, and $125.0 million in assumed debt.

         In accordance with the terms of several agreements, certain sellers elected to receive a portion of the purchase price in the form of Class A preferred membership units of Charter Communications Holding Company with the following terms:

         - The preferred membership units are exchangeable at the option of the holders for shares of Charter Communications, Inc. Class A common stock at its initial public offering price.

         - Following the exchange of preferred membership units for shares of Charter Communications, Inc. Class A common stock, the preferred membership units received by Charter Communications, Inc. will automatically convert into Class B common membership units equal in number to the number of shares of Class A common stock issued in exchange for the preferred membership units.

         - Unless and until exchanged for Charter Communications, Inc. Class A common stock, the value of the preferred membership units will increase at a rate of 8.0% annually and Charter Communications Holding Company must redeem the preferred membership units fifteen years after the closing of the acquisition.

         Charter Communications Holding Company granted to the holders of the preferred membership units the right to require Charter Communications Holding Company to redeem each such holder's preferred membership units in tranches of at least $1 million for a price equal to the then current value of the preferred membership units. This right will be exercisable until the earliest to occur of:

         -    September 14, 2004; and

         - The date of a business combination pursuant to which the preferred membership units are converted into the right to receive consideration other than securities of Charter Communications Holding Company or securities of its successor.

         In the event Charter Communications Holding Company defaults upon this obligation, Paul G. Allen, the ultimate beneficial owner of Charter Communications Holding Company, has granted the holders of the preferred membership interests the right to purchase the preferred units for the then current value of the preferred membership units. These rights terminate on September 14, 2004, or earlier, in specified circumstances.

         The debt assumed consists solely of publicly held notes issued by Rifkin Acquisition Partners. As a result of the Rifkin Acquisition Partners acquisition, Rifkin Acquisition Partners has made an offer to repurchase the notes at a price equal to 101% of their principal amount, plus accrued interest, due to the change of control provisions under the notes. In connection with the offer to repurchase the notes, Rifkin Acquisition Partners has solicited consents to amend the related indenture governing the notes and has offered to pay any holder of notes that consents and tenders on or prior to October 1, 1999 an additional $30 for each $1,000 principal amount of notes tendered. Rifkin Acquisition Partners plans to use borrowing availability under Charter Operating's credit facilities to repurchase these notes.

         After the Rifkin acquisition, Rifkin Acquisition Partners and InterLink were converted to limited liability companies.


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         Rifkin Acquisition Partners owns and operates cable systems that serve over 191,000 customers in three geographic clusters, including a cable system in suburban Atlanta serving over 61,000 customers, cable systems in central Tennessee serving over 107,000 customers and systems in southern Illinois serving approximately 23,000 customers.

         InterLink owns and operates cable systems that serve over 270,000 customers. InterLink's largest groups include: a cable system serving 43,000 customers in Miami Beach, systems in Virginia and West Virginia serving over 120,000 customers, systems in Illinois and Indiana serving nearly 45,000 customers and systems in New Mexico serving nearly 23,000 customers.

         For the six months ended June 30, 1999, Rifkin had revenues of $105.6 million. For the year ended December 31, 1998, Rifkin had revenues of $124.4 million.



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ITEM 5   OTHER INFORMATION.

         (a)  Change in Control.

                    As a result of this acquisition and the conversion to limited liability companies, Charter Operating became the Sole Member of Rifkin Acquisition Partners and InterLink. The ultimate beneficial owner of Rifkin Acquisition Partners and InterLink is Mr. Allen.

                    In addition to an indirect ownership interest in Rifkin Acquisition Partners, Charter Investment, Inc. (Charter), an entity substantially owned by Mr. Allen, now provides management services to Rifkin Acquisition Partners and InterLink by virtue of an Amended and Restated Management Agreement between Charter and Charter Holdings. This agreement covers all subsidiaries of Charter Holdings.

         (b)  Change of Directors.

                    Effective September 14, 1999, Jerald L. Kent was appointed as the sole member of the Board of Directors of Rifkin Acquisition Partners and InterLink.



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ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial statements of business acquired.

              Not required.

         (b)  Pro forma financial information.

              Not required.

         (c)  Exhibits.

              2.7(a) Purchase and Sale Agreement, dated as of April 26, 1999, by and among InterLink Communications Partners, LLLP, the sellers listed therein and Charter Investment, Inc. (formerly known as Charter Communications, Inc.) (incorporated by reference to Exhibit 2.7(a) of Charter Holdings' Registration Statement filed on Amendment No. 2 to Form S-4 on June 21, 1999)
              2.7(b) Purchase and Sales Agreement, dated as of April 26, 1999, by and among Rifkin Acquisition Partners, L.L.L.P., the sellers listed therein and Charter Investment, Inc. (formerly known as Charter Communications, Inc.) (incorporated by reference to Exhibit 2.7(b) of Charter Holdings' Registration Statement on Amendment No. 4 to Form S-4 on July 22, 1999)
              2.7(c) RAP Indemnity Agreement, dated April 26, 1999, by and among the sellers listed therein and Charter Investment, Inc. (formerly Charter Communications, Inc.) (incorporated by reference to Exhibit 2.7(c) of Charter Holdings' Registration Statement filed on Amendment No. 4 to Form S-4 on July 22, 1999)
              2.7(d) Assignment of Purchase Agreement with InterLink Communications Partners, LLLP, dated as of June 30, 1999, by and between Charter Investment, Inc. (formerly known as Charter Communications, Inc.) and Charter Communications Operating, LLC (incorporated by reference to Exhibit 2.7(d) of Charter Holdings' Registration Statement filed on Amendment No. 4 to Form S-4 on July 22, 1999)
              2.7(e) Assignment of Purchase Agreement with Rifkin Acquisition Partners, L.L.L.P., dated as of June 30, 1999, by and between Charter Investment, Inc. (formerly Charter Communications, Inc.) (incorporated by reference to
                      Exhibit 2.7(e) of Charter Holdings' Registration Statement filed on Amendment No. 4 to Form S-4 on July 22, 1999)
              2.7(f) Assignment of RAP Indemnity Agreement, dated as of June 30, 1999, by and between Charter Investment, Inc. (formerly Charter Communications, Inc.) (incorporated by reference to Exhibit 2.7(f) of Charter Holdings' Registration Statement filed on Amendment No. 4 to Form S-4 on July 22, 1999)
              2.7(g) Amendment to the Purchase Agreement with InterLink Communications Partners, LLLP, dated June 29, 1999 (incorporated by reference to Exhibit 2.7(g) of Charter Holdings' Registration Statement filed on Amendment No. 6 to Form S-4 on August 27, 1999)





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Holdings has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        CHARTER COMMUNICATIONS
                                        HOLDINGS, LLC, a registrant

                                        By: CHARTER COMMUNICATIONS
                                        HOLDING COMPANY, LLC, its member

                                        By: CHARTER INVESTMENT, INC., its
                                        member and manager of Charter
                                        Communications Holdings

Dated September 29, 1999                By: /s/ KENT D. KALKWARF
                                            --------------------
                                            Name:  Kent D. Kalkwarf
                                            Title: Senior Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer
                                                   and Principal Accounting
                                                   Officer)




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings Capital Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        CHARTER COMMUNICATIONS
                                        HOLDINGS CAPITAL CORPORATION, a
                                        registrant


Dated September 29, 1999                By: /s/ KENT D. KALKWARF
                                               --------------------
                                            Name:  Kent D. Kalkwarf
                                            Title: Senior Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer
                                                   and Principal Accounting
                                                   Officer)